UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant to Section 20 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2012

GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

____________________________

Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 626 West Jackson Blvd., Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 20e-4(c) under the Exchange Act (17 CFR 240.20e-4(c))

Explanatory Note:

Grant Park Futures Fund Limited Partnership is filing this amendment to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 26, 2012 (the "Prior Report"), to refile Exhibit 99.1 to correct inadvertent typographical errors in the table under the caption “Portfolio Positions by Sectors and Markets.”  Other than correcting these typographical errors, all other information included in the Prior Report is unchanged.

Item 7.01.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the Weekly Commentary for the week ended September 21, 2012 of Grant Park Futures Fund Limited Partnership, which is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

99.1 Weekly Commentary for the Week Ended September 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

	By:	Dearborn Capital Management, L.L.C.

Date: September 27, 2012
	By:	/s/Maureen O’Rourke
Maureen O’Rourke
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Weekly Commentary for the Week Ended September 21, 2012